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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
                                  April 1, 1997



                                   SENETEK PLC
             (Exact name of registrant as specified in its charter)



      United Kingdom                    0-14691                 77-003972
(State or other jurisdiction)         (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)



                                23 Palace Street
                                 London SW1E 5HW
               (Address of principal executive offices) (Zip Code)


                               011 44 171 828 4800
              (Registrant's telephone number, including area code)

          (Former name or former address if changed since last Report)






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                                   SENETEK PLC




                           Index to Current Report on
                                    Form 8-K



                                                                      Page No.

Item 9                         Regulation S Sales                        3


Signatures                                                               5
































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Item 9.  Sales of Equity Securities pursuant to Regulation S

         1 On April 1, 1997, ("the Closing Date"), Senetek PLC ("the Company") issued $1,500,000 of 8% Convertible 3 Year Debentures ("the Debentures") with exercise rights for conversion into American Depositary Shares represented by American Depositary Receipts ("ADR") in compliance with and in reliance upon the provisions of Regulation S under the Securities Act of 1933, as amended ("the Act"). The Debentures have been issued to two subscribers, both being non-US residents or persons ("the Subscribers") in consideration of the payment of $750,000 each to the Company.

         2. The first Subscriber has the right to convert the Debentures and any accrued interest into ADR by not later than April 1,2000 at a price representing 80% of the average of the closing bid price on the market of the Company's ADR as reported by the NASDAQ Market System for the five (5) trading days immediately preceding the date of conversion by the Subscriber. No more than one third of the principal sum of the Debenture shall be convertible in any thirty day period without the written agreement of the Company.

         3. The second Subscriber has the right to convert the Debentures and any accrued interest into ADR by not later than April 1, 2000, at a price (i) representing 74% of the average of the closing bid price on the market of the Company's ADR as reported by the NASDAQ Market System for the five
                  (5) trading days immediately preceding the date of conversion by the Subscriber,("the Conversion Price") save that (ii) if the Conversion Price shall be less than $3 per ADR then the Conversion Price shall be $3 per ADR, subject to a caveat
                  (iii) that if the average closing bid price, as defined above, is less than $3 on June 30, 1997, then the Conversion
                  Price shall be adjusted to 74% of the five day average prior to June 30, 1997. However, (iv) if the Conversion Price is greater than 125% than the five day average of the Closing Price immediately preceding the Closing Date, then the conversion price shall be adjusted to 125% of the five day average prior to the Closing Date.







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          4)     In association with the above issuance, the Company has
                 issued to each of the same two Subscribers, three (3) three year Warrants exercisable at any time after 120 days from the Closing Date until April 1, 2000 entitling each Subscriber to convert up to a total of 750,000 Warrants into such number of ADR that shall represent an exercise price of 125% of the average closing bid price, as defined above, for the five (5) trading days immediately preceding April 1, 1997, i.e. the Closing Date.

          5) Commissions relating to the above transactions in the aggregate amount of $150,000 have been paid to placement agents Cornerstone Financial Corporation and Mr. Rishi Nangalia. In addition, the Company has issued Mr. Nangalia one (1) 3 year warrant exercisable up to April 1, 2000 entitling him to convert up to 75,000 Warrants into ADR under the same terms and conditions as described in 4 (above).



          Exemption from the Registration requirements of the Act for the above transactions is hereby claimed under the provisions of Regulation S.

























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                             SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized



                                     SENETEK PLC



     Dated : April 14, 1997          By /s/ P. A. Logan
                                            P. A. Logan
                                            Director and Company Secretary



















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